UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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AFLAC INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2017.

AFLAC INCORPORATED

AFLAC INCORPORATED

WORLDWIDE HEADQUARTERS

1932 WYNNTON ROAD

COLUMBUS, GA 31999

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 22, 2017
Date: May 1, 2017 Time: 10:00 a.m.
Location: Columbus Museum
Patrick Theatre 1251 Wynnton Road
Columbus, Georgia 31906
Meeting directions may be obtained by calling (800) 227-4756.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–– Before You Vote ––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT ON FORM 10-K            2016 YEAR IN REVIEW

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–– How To Vote ––

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 4, 5 AND 6, AND EVERY "YEAR" FOR PROPOSAL 3.

The following proposals are being submitted to the Shareholders:

1.	to elect 14 Directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified

Nominees:

1a.	Daniel P. Amos

1b.	Paul S. Amos II

1c.	W. Paul Bowers

1d.	Kriss Cloninger III

1e.	Toshihiko Fukuzawa

1f.	Elizabeth J. Hudson

1g.	Douglas W. Johnson

1h.	Robert B. Johnson

1i.	Thomas J. Kenny

1j.	Charles B. Knapp

1k.	Karole F. Lloyd

1l.	Joseph L. Moskowitz

1m.	Barbara K. Rimer, DrPH

1n.	Melvin T. Stith

2.	to consider the following non-binding advisory proposal:

"Resolved, that the shareholders approve the compensation of the Company's named executive officers, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including as disclosed in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative discussion in the Proxy Statement"

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF EVERY "YEAR".

3.	Non-binding, advisory vote on the frequency of future advisory votes on executive compensation
4.	to consider and act upon the ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2017
5.	to approve the adoption of the Aflac Incorporated Long-Term Incentive Plan (As Amended and Restated February 14, 2017) (“2017 LTIP”) with additional shares authorized under the 2017 LTIP
6.	to approve the adoption of the 2018 Management Incentive Plan ("2018 MIP")